Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jul. 31, 2022	Apr. 30, 2022	Jul. 31, 2021
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 108	$ 107	$ 95
Bifurcated embedded derivative liabilities	376	488	550
Other liabilities designated at FVTPL	$ 6	$ 99	$ 7